Exhibit 10.1

SETTLEMENT & RECAPITALIZATION AGREEMENT

Prepared For:

Canna-Global Acquisition Corp. (CNGL)

6/21/2024

SETTLEMENT & RECAPITALIZATION AGREEMENT

This Settlement & Recapitalization Agreement (“Agreement”) is made and entered into as of June 21, 2024 by and between Liqueous LP, a Delaware Limited Partnership (“Liqueous” or the “Purchaser”), with a principal place of business at 8 The Green Suite A, Dover, Delaware 19901, and Canna-Global Acquisition Corp., a publicly traded company duly organized under the laws of the State of Delaware (“CNGL” or the “Company”), with a principal place of business at 4640 Admiralty Way, Suite 500, Marina Del Rey, CA 90292. Collectively, Liqueous and CNGL may be referred to herein as the “Parties” or individually as a “Party”.

RECITALS

WHEREAS, CNGL, a publicly traded company domiciled in the State of Delaware has entered into a certain Underwriting Agreement with EF Hutton LLC with a deferred underwriting commission owed by CNGL to EF Hutton of $8,050,000 (the “Debt”), as of November 29, 2021 (collectively hereinafter referred to as the “Underwriting Agreement”); and

WHEREAS, the Purchaser desires to purchase said Debt from EF Hutton in structured tranches, aligning with the Company’s strategic recapitalization efforts (the “Purchased Debt”);

WHEREAS, in consideration for the settlement of Company’s Debt, the Company intends to issue 1,544,531 shares of CNGL’s Class A common stock to Purchaser;

WHEREAS, the transaction prohibits the Purchaser from receiving more than 4.99% of the total outstanding shares of the Company at any single time;

NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties agree to enter into this Settlement & Recapitalization Agreement to acquire, retire, and recapitalize the outstanding Debt through new equity investments under the terms outlined herein and in further detail in Exhibits A, B, and C attached hereto.

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TABLE OF CONTENTS

RECITALS	2
TABLE OF CONTENTS	3
DEFINITIONS	4
ARTICLE I: SETTLEMENT AND RECAPITALIZATION	5
Section 1.01 Purpose of the Agreement
Section 1.02 Overview of Debt Purchase
Section 1.03 Settlement and Recapitalization Schedule
Section 1.04 Rights and Obligations
Section 1.05 Conditions for Recapitalization
ARTICLE II: TERMS OF DEBT SETTLEMENT	5
Section 2.01 Debt-to-Common Stock Conversion
Section 2.02 Issuance of Common Stock
Section 2.03 Settlement Schedule
Section 2.04 Documentation and Reporting
Section 2.05 Compliance with Legal and Regulatory Requirements
ARTICLE III: ISSUANCE OF STOCK	6
Section 3.01 Authority to Issue Stock
Section 3.02 Terms of Stock Issuance
Section 3.03 Registration and Transfer
Section 3.04 Rights Attached to Issued Stock
Section 3.05 Warrant Issuance
ARTICLE IV: REPRESENTATIONS AND WARRANTIES	7
Section 4.01 Representations and Warranties of the Company
Section 4.02 Representations and Warranties of the Purchaser
Section 4.03 Mutual Representations and Warranties
ARTICLE V: COVENANTS	8
Section 5.01 Covenants of the Company
Section 5.02 Covenants of the Purchaser
Section 5.03 Mutual Covenants
ARTICLE VI: CONDITIONS PRECEDENT	8
Section 6.01 Conditions to Each Party’s Obligations
Section 6.02 Conditions to the Purchaser’s Obligations
Section 6.03 Conditions to the Company’s Obligations
ARTICLE VII: EVENTS OF DEFAULT AND REMEDIES	9
Section 7.01 Events of Default
Section 7.02 Remedies
ARTICLE VIII: TERMINATION	10
Section 8.01 Termination by Mutual Agreement
Section 8.02 Termination for Convenience
Section 8.03 Effect of Termination
ARTICLE IX: MISCELLANEOUS	10
Section 9.01 Governing Law
Section 9.02 Entire Agreement
Section 9.03 Amendments
Section 9.04 Notices
Section 9.05 Severability
EXHIBIT A: SETTLEMENT OF DEBT DOCUMENT
EXHIBIT B: RECAPITALIZATION SCHEDULE
EXHIBIT C: CLOSING SETTLEMENT STATEMENT
EXHIBIT D: PRO RATA DEBT PURCHASE SCHEDULE

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DEFINITIONS

For the purposes of this Agreement, the following terms shall have the meanings specified below, in non-alphabetical order:

“Agreement” refers to this Settlement & Recapitalization Agreement, including all attached Exhibits and any amendments made hereto.

“Company” refers to Canna-Global Acquisition Corp., a publicly traded corporation organized under the laws of the State of Delaware.

“Purchaser” refers to Liqueous LP, a Delaware Limited Partnership.

“Creditor” refers to EF Hutton LLC from whom the Purchaser acquires the Third-Party Debt of the Company.

“Debt” or “Third-Party Debt” refers to the outstanding Debt owned by the Company that is subject to purchase under this Agreement.

“Purchased Debt” refers to the Third-Party Debt acquired by the Purchaser from the Creditor.

“Common Stock” refers to the shares of Class A common stock in the capital of the Company, as defined under the laws of the State of Delaware.

“Debt Purchase Schedule” (Exhibit D) outlines the weekly schedule and amounts for the purchase of Third-Party Debt from the Creditor by the Purchaser.

“Settlement of Debt Document” (Exhibit C) pertains to the individual agreements completed and signed by CNGL, and Liqueous for each tranche of Debt purchased, specifying the terms of Debt settlement through the issuance of Common Stock.

“Recapitalization Schedule” (Exhibit B) details the series of private placements of Common Stock provided to the Company that is further detailed in a Stock Purchase Agreement for a Pre-funded Warrant dated June 21, 2024 that is incorporated by reference herein, including the issue price, discount rates, and associated warrants.

“Structured Settlement” refers to the arrangement whereby the Purchaser settles the Purchased Debt with the Company by the issuance of 2,135,279 shares of Common Stock with a 4.99% blocker.

“Event of Default” involves any event or circumstance denoted as such under Article VIII of this Agreement, which outlines the conditions under which one party may default under the terms of this Agreement.

“Rights of First Refusal” denotes the rights granted to the Purchaser to purchase any outstanding Third-Party Debt before it is offered to another party, as detailed within the terms of this Agreement.

“Securities Act” refers to the Securities Act of 1933, as amended.

“Tranche” refers to a portion or installment of Third-Party Debt purchased according to the Debt Purchase Schedule.

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ARTICLE I: SETTLEMENT AND RECAPITALIZATION

Section 1.01 Purpose of the Agreement

This Agreement establishes the terms under which the Purchaser will engage in the purchase of Third-Party Debt from Creditor of the Company and the subsequent settlement of said Debt through the issuance of 2,135,279 shares of Common Stock.

Section 1.02 Overview of Debt Purchase

The Purchaser intends to acquire Third-Party Debt from Creditor based on individual agreements made with each Creditor. These Debt purchases are essential for the execution of the settlement and recapitalization plan outlined in this Agreement but are not governed by the terms herein except as referenced in the overall settlement and recapitalization structure.

Section 1.03 Settlement and Recapitalization Schedule

Following the purchase of Third-Party Debt from Creditor, the Purchaser and the Company will engage in a Structured Settlement process where the Purchased Debt is settled through the issuance of the Company’s Common Stock pursuant to an exemption from registration or registration statement. The specific terms of this process, including the timeline and mechanics of stock issuance, are detailed in Exhibit A (Settlement of Debt Schedule) and Exhibit B (Recapitalization Schedule).

Section 1.04 Rights and Obligations

The Purchaser will have the right of first refusal to purchase any further Third-Party Debt offered by the creditors, ensuring the Purchaser’s ability to control the recapitalization process. This right is contingent upon the Purchaser’s compliance with the payment schedule and other obligations outlined in this Agreement.

Section 1.05 Conditions for Recapitalization

The recapitalization initiative is contingent upon obtaining the consent of a majority of the Company’s creditors by Debt value, as necessary to implement the Debt Equity-to-stock conversion and ensure the feasibility of the recapitalization efforts.

ARTICLE II: TERMS OF DEBT SETTLEMENT

Section 2.01 Debt-to-Common Stock Settlement Exchange

Upon the successful purchase of third-party Debt from Creditor, the Purchaser and the Company will undertake the settlement of this Debt through a structured issuance of Common Stock. The Debt will be converted into 2,135,279 shares of Common Stock.

Section 2.02 Issuance of Common Stock

The Company agrees to issue the appropriate number of shares of Common Stock to the Purchaser or its assignees according to the conversion terms specified in Section 2.01. This issuance shall comply with the Securities Act and all applicable state securities laws and regulations and shall be subject to the terms outlined in the Debt Settlement Schedule (Exhibit A) & the Recapitalization Schedule (Exhibit B).

Section 2.03 Settlement Schedule

The settlement of the Purchased Debt Through the issuance of Common Stock shall be executed according to a predetermined schedule detailed in Exhibit B (Recapitalization Schedule). This schedule will outline the specific timelines, conditions, and quantities of stock to be issued in settlement of the tranches of Purchased Debt.

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Section 2.04 Documentation and Reporting

Each settlement transaction under this Agreement shall be documented through a Settlement of Debt Document (Exhibit A), which will detail the terms, conditions, and completion of each specific Debt-to-Common Stock conversion transaction. The Purchaser shall ensure that all such transactions are recorded and reported in accordance with legal and regulatory requirements.

Section 2.05 Compliance with Legal and Regulatory Requirements

Both parties commit to adhere to all applicable legal and regulatory provisions in executing the transactions contemplated by this Agreement. This includes obtaining any necessary approvals from regulatory bodies, ensuring compliance with the Securities Act and applicable state securities laws, and fulfilling all reporting obligations.

ARTICLE III: ISSUANCE OF STOCK

Section 3.01 Authority to Issue Stock

The Company hereby confirms its authority and intention to issue Convertible Debt to the Purchaser in accordance with the terms set forth in this Agreement and the Recapitalization Schedule (Exhibit B). The issuance will be performed in compliance with all applicable corporate governance documents and laws, including but not limited to the Delaware General Corporation Law.

Section 3.02 Terms of Settlement Issuance

Common Stock issued under this Agreement shall be issued at a fixed amount of 2,135,279 shares of Common Stock, as detailed in Article II. The specific terms, including the price per share, discount rate, if applicable, and conditions of the stock issuance, will be outlined in each “Closing Statement” (Exhibit C).

Section 3.03 Restricted Securities

Restricted Securities. The Buyer acknowledges that the shares underlying the Purchased Notes will be sold only in accordance with exemptions from registration under Rule 3(a)(9), Rule 4(a)(1), or Rule 144 of the Securities Act, or upon successful registration of said securities. The Purchased Notes are not registered under the Securities Act at the time of purchase and as such, cannot be resold without compliance with the aforementioned conditions. The Company is under no obligation to register the Purchased Notes or to ensure compliance with these exemptions. The Buyer confirms that it has not been established solely to acquire the Purchased Notes and is acquiring these securities for investment purposes, in its own account, without intent to distribute. The Buyer possesses sufficient knowledge and experience in financial and business matters to evaluate the risks and merits of this investment, and is financially capable of bearing a total loss of the investment and sustaining the economic risk for an indefinite period.

Should the exemptions specified for resale become unavailable, the Purchaser agrees that the Purchase Schedule will be suspended until such time as the Purchased Notes are effectively registered or until the exemptions are again available.

Section 3.04 Reserved.

Section 3.05 Warrant Issuance

Alongside the issuance of Common Stock, the Company may issue warrants to the Purchaser as part of the Recapitalization Schedule. These warrants will provide the Purchaser the right to purchase additional shares of Common Stock at a predetermined exercise price, which shall be set at a premium to the market price at the time of this Agreement’s execution, as further detailed in Exhibit B.

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Section 3.06 Piggyback Registration Rights

The Company shall include any of the shares of Common Stock issued pursuant to this Agreement in the next filed Registration Statement unless otherwise agreed in writing.

ARTICLE IV: REPRESENTATIONS AND WARRANTIES

Section 4.01 Representations and Warranties of the Company

The Company hereby represents and warrants to the Purchaser as follows:

a.	Authority: The Company has full corporate power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement by the Company have been duly authorized by all necessary corporate action.

b.	No Conflicts: The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate any law, statute, rule, or regulation, or conflict with any agreement, indenture, contract, or instrument to which the Company is a party or by which it is bound.

c.	Valid Issuance: All Common Stock to be issued under this Agreement will, upon issuance in accordance with the terms hereof, be duly authorized, validly issued, fully paid, and non-assessable, and free from all taxes, liens, and charges with respect to the issue thereof.

Section 4.02 Representations and Warranties of the Purchaser

The Purchaser hereby represents and warrants to the Company as follows:

a.	Authority: The Purchaser has full legal power and authority to enter into this Agreement and to carry out its obligations hereunder. The execution, delivery, and performance of this Agreement by the Purchaser have been duly authorized by all necessary actions.

b.	No Conflicts: The execution, delivery, and performance of this Agreement and the consummation of the transactions contemplated hereby do not and will not violate any law, statute, rule, or regulation, or conflict with any agreement, indenture, or instrument to which the Purchaser is a party or by which it is bound.

c.	Investment Intent: The Purchaser is acquiring the Units issued hereunder for investment purposes only and not with a view to, or for sale in connection with, any distribution thereof.

Section 4.03 Mutual Representations and Warranties

Both parties represent and warrant that:

a.	Binding Agreement: This Agreement constitutes a legal, valid, and binding obligation of each party, enforceable against each party in accordance with its terms.

b.	Disclosure: No representation or warranty by either party in this Agreement contains any untrue statement of a material fact or omits to state a material fact necessary to make the statements herein, in light of the circumstances under which they were made, not misleading.

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ARTICLE V: COVENANTS

Section 5.01 Covenants of the Company

The Company agrees to the following covenants:

a.	Compliance with Laws: The Company shall comply with all applicable laws, regulations, and ordinances in relation to its operations and the issuance of Common Stock under this Agreement.

b.	Maintenance of Corporate Existence: The Company shall maintain its corporate existence in good standing under the laws of the State of Delaware and shall not voluntarily undertake any action that would jeopardize this status or the completion of the transactions contemplated by this Agreement.

c.	Reporting and Notification: The Company shall provide the Purchaser with timely and accurate information regarding any financial, operational, or regulatory developments that could materially affect the terms or conditions of this Agreement.

Section 5.02 Covenants of the Purchaser

The Purchaser agrees to the following covenants:

a.	Timely Payments: The Purchaser shall make all payments due under the Debt Purchase Schedule (Exhibit C) promptly and in accordance with the terms set forth therein.

b.	Confidentiality: The Purchaser shall maintain the confidentiality of all non-public information obtained in connection with this Agreement and shall not disclose such information except as agreed by the Company or as required by the Securities Act or other applicable law.

c.	Use of Securities: The Purchaser agrees to hold all securities acquired under this Agreement for investment purposes only and acknowledges that such securities are subject to resale restrictions under applicable securities laws.

Section 5.03 Mutual Covenants

Both parties agree to:

a.	Further Assurances: Each party shall execute and deliver such additional documents, instruments, conveyances, and assurances and perform such further acts as may be reasonably required or appropriate to carry out the provisions of this Agreement and give effect to the transactions contemplated hereby.

b.	Cooperation: Both parties shall cooperate fully, acting in good faith to execute all documents, obtain all necessary consents, and take all actions as may be necessary or appropriate to achieve the objectives of this Agreement.

ARTICLE VI: CONDITIONS PRECEDENT

Section 6.01 Conditions to Each Party’s Obligations

The obligations of each party under this Agreement are subject to the satisfaction, at or before the closing of each tranche of the Debt settlement, of the following conditions:

a.	Regulatory Approvals: All necessary regulatory approvals and consents, including but not limited to those from securities regulatory authorities, must have been obtained.

b.	No Material Adverse Change: There shall not have occurred any material adverse change in the financial position or operations of the Company that would reasonably be expected to have a material adverse effect on the Company’s ability to fulfill its obligations under this Agreement.

c.	Legal Compliance: All legal proceedings, filings, and notifications required to consummate the transactions contemplated by this Agreement must have been completed and must be in effect.

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Section 6.02 Conditions to the Purchaser’s Obligations

The Purchaser’s obligations to close any tranche of the Debt settlement are further subject to the following conditions:

a.	Accuracy of Representations: The representations and warranties of the Company must be true and correct on and as of the closing date with the same effect as though such representations and warranties had been made on and as of that date.

b.	Performance of Obligations: The Company must have performed and complied with all agreements, obligations, and conditions required by this Agreement to be performed or complied with by them prior to or at the closing.

c.	Consent of Creditor: The Purchaser must have received consent from the majority of creditors by the total outstanding value of the Third-Party Debt for the structured settlement as outlined in the Recapitalization Schedule (Exhibit B).

Section 6.03 Conditions to the Company’s Obligations

The Company’s obligations to close any tranche of the Debt settlement are further subject to the following conditions:

a.	Timely Payments: The Purchaser must have made all payments required under the Debt Purchase Schedule (Exhibit C) up to and including the closing date of the relevant tranche.

b.	Accuracy of Representations: The representations and warranties of the Purchaser must be true and correct on and as of the closing date with the same effect as though such representations and warranties had been made on and as of that date.

c.	Regulatory Compliance: The Purchaser must have complied with all regulatory requirements necessary for the Company to issue the shares of Common Stock according to the terms of this Agreement.

ARTICLE VII: EVENTS OF DEFAULT AND REMEDIES

Section 7.01 Events of Default

An event of default under this Agreement occurs if any of the following conditions are met:

a.	Failure to Pay: The Purchaser fails to make any payment required under the Debt Purchase Schedule (Exhibit C) and such failure continues for a period of ten (10) business days beyond the due date.

b.	Breach of Representations: Any representation or warranty made by either party in this Agreement proves to have been false or misleading in any material respect when made.

c.	Non-Compliance with Covenants: Either party fails to comply with or perform any of the covenants, agreements, or conditions contained in this Agreement and such failure continues unremedied for a period of thirty (30) days after written notice thereof.

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Section 7.02 Remedies

Upon the occurrence of an event of default, the non-defaulting party shall have the right to pursue any one or more of the following remedies:

a.	Cure Period: The non-defaulting party may provide the defaulting party a period to cure the default, as specified above.

b.	Termination: The non-defaulting party may terminate this Agreement with immediate effect upon written notice to the defaulting party.

c.	Legal Action: The non-defaulting party may take any legal action available to enforce the Agreement and seek damages for breach.

d.	Specific Performance: The non-defaulting party may seek specific performance of the obligations under this Agreement.

ARTICLE VIII: TERMINATION

Section 8.01 Termination by Mutual Agreement

This Agreement may be terminated at any time by mutual written agreement of the Company and the Purchaser.

Section 8.02 Termination for Convenience

Either party may terminate this Agreement upon sixty (60) days’ written notice to the other party if no Debt purchase or settlement has been initiated under this Agreement within six (6) months from the date of execution.

Section 8.03 Effect of Termination

Upon termination of this Agreement, all obligations of the parties under this Agreement will cease, except that any liabilities accrued prior to termination shall survive such termination.

ARTICLE IX: MISCELLANEOUS

Section 9.01 Governing Law

This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware.

Section 9.02 Entire Agreement

This Agreement, together with the Exhibits and any documents referenced herein, constitutes the entire agreement between the parties pertaining to the subject matter hereof and supersedes all prior agreements, understandings, negotiations, and discussions, whether oral or written, of the parties.

Section 9.03 Amendments

No amendment to this Agreement shall be effective unless it is in writing and signed by both parties.

Section 9.04 Notices

All notices, requests, consents, claims, demands, waivers, and other communications hereunder shall be in writing and addressed to the parties at the addresses set forth on the first page of this Agreement unless otherwise specified by the respective parties.

Section 9.05 Severability

If any term or provision of this Agreement is found by a court of competent jurisdiction to be invalid, illegal, or unenforceable, such invalidity shall not affect the remainder of the Agreement, which shall be enforced as if such invalid provision had not been included.

{Signature Page Follows}

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IN WITNESS WHEREOF, the parties hereto have executed this Settlement & Recapitalization Agreement as of the date first above written.

Liqueous LP

By:	/s/ Jacob Fernane
Name:	Jacob Fernane
Title:	Managing Partner
Date:	6/191/24

Canna-Global Acquisition Corp.

By:	/s/ J. Gerald Combs
Name:	J. Gerald Combs, CEO
Title:	Chief Executive Officer
Date:	6/21/24

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